UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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SUPERGEN, INC.
(Name of Registrant as Specified In Its Charter)

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Filed by SuperGen, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: SuperGen, Inc.

Commission File No.: 0-27628

The following contains the presentation slides of the Investor and Analyst presentation by SuperGen, Inc. (“SuperGen” or the “Company”) and Astex Therapeutics Ltd. (“Astex”) on April 12, 2011, relating to the proposed acquisition of Astex by SuperGen pursuant to the terms of an Implementation Agreement, dated as of April 6, 2011.

Proposed Merger of SuperGen, Inc. and Astex Therapeutics Limited Vision for Astex Pharmaceuticals, Inc. Joint Analyst Day, New York, NY April 12, 2011

Note on Forward Looking Statement This presentation, and other statements that SuperGen may make, including statements about the benefits of the transaction with Astex Therapeutics Limited (“Astex”), may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to SuperGen’s future financial or business performance, strategies or expectations. Forward- looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. SuperGen cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change overtime. Forward-looking statements speak only as of the date they are made, and SuperGen assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. In addition to factors previously disclosed in SuperGen’s SEC reports and those identified elsewhere this presentation, the following factors, among others, could cause actual result to differ materially from forward-looking statements or historical performance: (1) the success of drug development efforts; (2) our cash and prospective financial positions; (3) the achievement of regulatory approvals in the US and abroad; (4) the success of partnerships to develop and sell drugs in the US and abroad; (5) our ability to develop and commercialize new drugs; (6) the impact of increased competition; (7) the impact of future acquisitions or divestitures; (8) the adequacy of intellectual property protection; (9) the impact of legislative and regulatory actions and regulatory, supervisory or enforcement actions of government agencies; (10) the ability to attract and retain highly talented professionals; and (11) the ability of SuperGen to consummate the transaction with Astex and realize the benefits of such transaction. SuperGen’s Annual Reports on Form 10-K and SuperGen’s subsequent reports filed with the SEC, accessible on the SEC’s website at www.sec.gov and on SuperGen’s website at www.supergen.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on our website is not part of this presentation. 2

Additional Information and Where to Find It SuperGen, Inc. (the “Company”) plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed transaction, pursuant to which the Company would acquire Astex Therapeutics Limited (the “Transaction”). The proxy statement will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from the Company by contacting Investor Relations by telephone, by going to the Company’s corporate web site at www.SuperGen.com (click on “SEC Filings” or by going to a new website http://www.astex-supergen.com). The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in the Company’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2010. This document is available free of charge as described in the preceding paragraph. 3

Agenda

◆	8:30	Astex Pharmaceuticals Introduction & Breakfast	Timothy Enns - Manuso & Jhoti
◆	8:45	SuperGen Corporate & Financial Update	James Manuso & Michael Molkentin
◆	9:00	SuperGen Clinical Update	Mohammad Azab
◆	9:30	SuperGen Discovery Update	Michael McCullar & Steven Kanner
◆	10:00	Break	
◆	10:15	Astex Therapeutics Corporate & Financial Update	Harren Jhoti
◆	10:45	Astex Therapeutics Corporate Development	Martin Buckland
◆	11:00	Astex Therapeutics R & D Update	Harren Jhoti & Alan Boyd
◆	11:30	Astex Pharmaceuticals Introduction	James Manuso & Harren Jhoti
◆	12:00	Questions & Answers	Management Teams
◆	12:30	Adjourn	

SuperGen, Inc. 4

Why this Transaction? Significantly accelerates SuperGen’s business model Maintain financial strength with existing cash and royalty revenue Five top tier pharma partnerships with nearly $2 B in potential milestone revenue and future royalties A broader clinical pipeline to develop and monetize Industry leading discovery platform to sustain future value creation Provides Astex Therapeutics NASDAQ Listing Access to clinical and regulatory development expertise Access to capital to optimize the future value of drugs in development 5

Astex Pharmaceuticals, Inc. A New Global Leader in Oncology Strong operating cash position with a significant current revenue stream to fund pipeline development with a near term focus on being at or near cash flow neutral Deep clinical oncology pipeline advancing towards monetization Significant commercial, developmental and discovery partnerships and collaborations to drive future revenue through milestones and royalties NASDAQ listed company with integrated operations in leading biotech clusters in the United States and the United Kingdom Globally recognized and validated discovery platform 6

James Manuso, CEO Analyst Day 2011

Pioneering the Discovery and Development of Novel Cancer Therapies®

Investment Highlights

SuperGen®



SuperGen
SUPG
NASDAQ
LISTED

- **Strong Financial Position**
  - $120.4 M* as of 12/31/10
  - $52.5 M Dacogen® Royalties in 2010
- **Established Partnerships**
  - Eisai: Dacogen North America
  - Johnson & Johnson: Dacogen ROW
  - GlaxoSmithKline: Discovery & Development
- **Novel, Targeted & Proprietary Pipeline**
  - DNA repair suppressor in Phase 1b trials
  - Second generation hypomethylator in Phase 1 trial
- **Innovative Discovery Process**
  - Proprietary discovery platform
  - Sustainable, novel and diverse pipeline for development and partnering
- **Proven Track Record**
  - Commercial: Marketed products, Dacogen and Nipent®
  - R&D: Dacogen NDA; 2 clinical stage products
  - Financial: Profitable 2007, 2009, 2010 and debt-free

* *unrestricted cash, cash equivalents and marketable securities (current & non-current)*

SuperGen, Inc. 9

Transformational Events 2006: Dacogen NDA approved, Nipent sold, Montigen acquired 2008: Amuvatinib (MP-470) started clinical trials 2009: GSK collaboration signed 2010: SGI-110 IND filed 2011: Entered into Definitive Merger Agreement SuperGen, Inc. 10

Business Model Discover and Develop Novel Drugs to Proof of Concept Targeted, small molecules focused on oncology Internally discovered and developed Establish proof of concept Mechanism of action Clinical benefit in patients with unmet medical need Manage Risk Extensive use of technology in discovery Monetize early, limit costs and development risk Clinical development of de-risked, partnered products SuperGen, Inc. 11

Dacogen® for Injection

SuperGen®

DACOGEN®
decitabine for injection

- **Revenue Generating Partnerships: Eisai and Johnson & Johnson**
  - Royalties: $52.5 M in 2010
  - Royalty Guidance 2011: Up to $55 M
  - **Approved in more than 29 countries**
  - Global 2010 hypomethylator sales exceeded $900 M
  - **Phase III elderly AML patient trial outcome reported**
  - Randomized AML trial did not statistically achieve primary endpoint
  - Survival trend and positive additional data observed
  - FDA and EMEA submissions planned for 2011
- **AML clinical trial in pediatric patients in US**
  - Additional 6 months orphan drug market exclusivity to November 2013

SuperGen, Inc. 12

GSK Collaboration

SuperGen®

- **Two Epigenetic Targets**
  - A lead candidate and back up candidate for each target
- **Discovery & Development Collaboration**
  - Option to license transaction
  - $5 M upfront (includes $3 M in common stock)
  - Over $375 M in potential milestones
  - Royalty payments on global sales of products from the collaboration
    - High single digit royalty that escalates to double digits
- **Potential Milestones**
  - Upfront and Development Milestones through product approvals ~ 65%
    - $80 M in Milestones through option exercise by partner
  - Commercialization Milestones ~ 35%

SuperGen, Inc. 13

Discovery and Development Pipeline SuperGen, Inc. 14 Proof of Concept Amuvatinib (MP-470) – DNA Repair Suppressor Development Pre-Clinical Phase I Phase II SGI-110 – DNMT Inhibitor PIM Kinase Inhibitor Discovery Programs

FINANCIAL OVERVIEW FOR ANALYST MEETING 12/Apr/11

Financial Overview Financial overview will include: Selected historical financial information Revised operational guidance for 2011 Summary of financial strengths and highlights 4/12/2011 SuperGen, Inc. 16

Consolidated Balance Sheet Data – 2006 to 2010 (In millions) 4/12/2011 SuperGen, Inc. 17 $ 129.1 $ 110.5 $ 97.8 $ 100.4 $ 88.0 Total liabilities and stockholders' equity 121.6 102.0 90.5 92.7 65.8 Stockholders' equity 1.5 1.9 0.4 0.8 0.9 Non-current liabilities $ 6.0 $ 6.6 $ 6.9 $ 6.9 $ 21.3 Other current liabilities $ 129.1 $ 110.5 $ 97.8 $ 100.4 $ 88.0 Total assets 1.4 1.2 1.4 1.8 1.7 Other assets 3.9 4.2 4.4 4.4 3.7 Property, plant and equipment, net 1.3 2.1 1.3 0.8 4.0 Other current assets $ 122.5 $ 103.0 $ 90.7 $ 93.4 $ 78.6 Cash, cash equivalents, marketable securities, investments and restricted cash & investments 2010 2009 2008 2007 2006 As of December 31,

Cash, Cash Equivalents, Marketable Securities & Investments Allocated Between Unrestricted & Restricted Cash & Investments (In millions) 4/12/2011 SuperGen, Inc. 18 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2006 2007 2008 2009 2010 $10.0 $68.6 $78.6 $2.5 $90.9 $93.4 $2.4 $88.3 $90.7 $2.3 $100.7 $10.3.0 $2.1 $120.4 $122.5 Restricted Unrestricted

Consolidated Statement of Operations Data – 2006 to 2010 (In millions, except per share data & headcount) 4/12/2011 SuperGen, Inc. 19 97 80 86 80 89 Headcount 60.3 59.3 57.7 56.9 53.4 Weighted average annual shares outstanding $ 0.27 $ 0.08 $ (0.16) $ 0.23 $ (0.31) Net income (loss) per common share $ 16.3 $ 4.7 $ (9.1) $ 13.1 $ (16.5) Net income (loss) 0.4 1.5 (0.8) 3.6 5.0 Other income (expense), net 15.9 3.2 (8.3) 9.5 (21.5) Income (loss) from operations 37.1 38.1 46.7 13.5 59.6 (0.7) (0.6) (2.2) (33.7) - Gain on sale of products - - 5.2 10.0 16.3 Acquired in-process research and development 9.4 9.0 11.1 13.5 24.7 Selling, general and administrative 28.4 29.7 32.6 23.5 16.6 Research and development - - - 0.2 2.0 Cost of product revenue Total costs and operating expenses: $ 53.0 $ 41.3 $ 38.4 $ 23.0 $ 38.1 Total revenues 2010 2009 2008 2007 2006 As of December 31,

Product License & Sub-license for Dacogen Executed worldwide (all indications) license agreement with MGI Pharma during 2004: 20-year license on a territory by territory basis from date of regulatory approval. During 2006, Dacogen approved by FDA and sub-license executed between MGI and JNJ. MGI was acquired by Eisai during 2008. To-date, we have earned $37.5 million in milestones under both agreements and received a $40 million equity investment (premium to market). We have potential to earn in the future an additional $17.5 million in milestones from activities in Europe and Asia. License has escalating annual royalty scheme based on worldwide sales starting at 20% increasing up to 30%. Potential royalty revenue upside with approval of Dacogen for AML in Europe (10 year market exclusivity). Potential market expansion in the U.S. with positive AML data. 4/12/2011 SuperGen, Inc. 20

Summary of Net Royalty Revenue & Worldwide Net Product Sales (Cash Basis) - 2006 to 2011 (In millions) 4/12/2011 SuperGen, Inc. 21

Operational Guidance for 2011 (In millions, except per share data & headcount) 4/12/2011 SuperGen, Inc. 22 111 97 Headcount 61.0 60.3 Weighted average annual shares outstanding $2.0 $ 1.4 Non-cash stock-based compensation expense $ 0.18 $ 0.19 $ 0.27 Net Income per common share $ 10.9 $ 11.4 $ 16.3 Net income (0.3) (0.3) 0.4 Other income (expense), net 11.2 11.7 15.9 Income from operations 44.3 40.8 37.1 (0.7) (0.7) (0.7) Gain on sale of products 13.0 12.5 9.4 General and administrative 32.0 29.0 28.4 Research and development Operating expenses: 55.5 52.5 53.0 0.5 0.5 0.5 Development and license revenue $ 55.0 $ 52.0 $ 52.5 Royalty revenue High Low 2011 (Range) 2010 (A) As of December 31,

Summary of Financial Highlights Solid financial position, no outstanding debt and no warrant overhang. Royalty revenue stream continues to grow with expanding worldwide sales by Eisai and Jansen-Cilag (a JNJ subsidiary). Invest prudently in operational infrastructure with focus on drug discovery & development programs. Operations currently structured to be cash flow positive. Positioned to take advantage of favorable changes in capital markets ($100 million shelf registration). 4/12/2011 SuperGen, Inc. 23

SuperGen®

Clinical Update - Analyst Day Mohammad Azab, CMO

Two Programs in cPOC Trials SuperGen, Inc. 2 Clinical Proof of Concept Amuvatinib (MP-470) – DNA Repair Suppressor Development Pre-Clinical Phase I Phase II SGI-110 – DNMT Inhibitor Signal Transduction & DNA Repair Suppression – SCLC Hypomethylating Agent – MDS and AML Study 01 Study 07 “ESCAPE” Trial

Amuvatinib (MP-470) – Differentiated Profile Oral Drug currently developed as inhibitor of DNA damage repair Suppresses DNA double-strand breaks repair Inhibition of Homologous Recombination MOA distinct from PARP inhibitors Preclinical and clinical synergy with DNA-damaging chemotherapy Preclinical synergy with Etoposide and Doxorubicin Clinical synergy observed with Platinum and Etoposide Well tolerated with no overlapping toxicity with chemotherapy 3 SuperGen, Inc.

Summary Amuvatinib Development Program Timelines to cPOC SuperGen, Inc. 4 2007 2008 2009 2010 2011 2012 cPOC Ph 1a FIH in Cancer (Study01:22 pts) Ph 1b Combo with 5 SOC therapy in Cancer (Study02:100 pts) HV food effect (Study03:16 subjects) HV studies for new lipid formulation (Studies 05-06:42 subjects) Results of Study02 – Rad 51 data – GO decision in SCLC Planned initiation of ESCAPE trial in SCLC (50 pts) ASCO Poster cPOC

 Amuvatinib Study01: Phase 1a Study Design Relapsed / refractory Solid Tumors & NHL Single Agent Accelerated dose titration with 1 pt per cohort until DLT observed at one dose level, then 3 pts per cohort; 3+3 design; 28-Day cycle Therapeutic response per RECIST, AE per NCI-CTCAE version 3 Administered MP-470 Dose Increase from Prior Dose Level* 1 100 mg q24h Starting dose 2 200 mg q24h 100% 3 330 mg q24h 65% 4 500 mg q24h 52% 5 700 mg q24h 40% 6 900 mg q24h 29% 7 1200 mg q24h 33% 8 400 mg q12h -- 9 500 mg q12h 25% 10 500 mg q8h 33% MTD & DLT Welsh | 11th Annual Targeted Therapies of Lung Cancer | 15 5 SuperGen, Inc.

Amuvatinib Study 01: Demographics All Subjects (n = 22) Age (years) mean (±SD) 60 (±17) Sex Male : Female 13 : 9 Race White Black Hispanic/Latino 17 0 5 Karnofsky PS Median (min-max) 85 (70-100) Prior Chemotherapy Regimens 0 1 ≥ 2 1 (4%) 5 (23%) 16 (73%) Stage III / IV 2 (9%) / 20 (91%) All Subjects (n = 22) Tumor Types SCLC Sacral chordoma Parotid adenocarcinoma Papillary renal cell Neuroendocrine/Carcinoid Breast Liposarcoma Sarcoma GIST Colon Bladder Prostate Esophagus 1 1 1 1 3 1 2 3 4 1 2 1 1 28–Day Treatment Cycles 6 3–4 1–2 1 (5%) 5 (23%) 16 (72%) 6 SuperGen, Inc.

 Amuvatinib Study01 Efficacy: FDG-PET Response Day-15 FDG-PET response in a 54 year old, female GIST patient receiving MP-470 at 900 mg/day. Prior treatments included Imatinib, AMG-706 and Sunitinib FDG-PET Baseline SUVmax Day-15 SUVmax % Change Liver Right Lobe 16.4 10.9 34 Pelvis (shown above) 10.5 6.9 34 Left Lung 7.8 5.7 27 Baseline Day 15 Historical biopsy: Positive for an heterozygous KIT exon 11 deletion, residues 570-577 (YIDPTQL; Heterozygous) 7 SuperGen, Inc.

Amuvatinib Study01- Related AE System Organ Class AE Preferred Term All Grade 1 Grade 2 Grade 3 Grade 4 Gastrointestinal Disorders Nausea 4 2 2 -- -- Vomiting 3 1 2 -- -- Dyspepsia 2 -- 2 -- -- Diarrhoea 1 1 -- -- -- Abdominal distension 1 1 -- -- -- General disorders Fatigue 3 2 1 -- -- Metabolism and nutrition Disorders Anorexia 1 -- 1 -- -- Hyponatremia 1 -- -- 1 -- Hyperkalemia 1 1 -- -- -- Nervous System disorders Dysgeusia 1 1 -- -- -- Psychiatric Disorders Anxiety 2 1 -- 1 -- Respiratory, Thoracic and Mediastinal Disorders Dyspnoea 1 -- 1 -- -- Skin and Subcutaneous Tissue Disorders Alopecia 1 1 -- -- -- 8 SuperGen, Inc.

Amuvatinib Study01: Conclusions Amuvatinib dry powder capsules well tolerated up to 500 mg q 8 hours Most common AEs are GI grad 1-2 Modest response noted in 1 GIST patient PK: Exposure levels were lower than expected (led to the development of lipid formulation) PD: Rad 51 Expression in skin punch biopsies decreased in 50% of evaluable patients SuperGen, Inc. 9

Phase 1b in combination with SOC Open-label, 3+3 design, escalation based on modified Fibonacci sequence Therapeutic response per RECIST, AE per NCI-CTCAE version 3 PK assessments of SOC agents in Cycle 1 (pre-amuvatinib) and Cycle 2 (post-amuvatinib) Treatment naïve or relapsed/refractory All tumor types Enrolled = 100 Docetaxel 75 mg/m2 IV 1 hour Day 1 PC: Paclitaxel 200 mg/m2 IV 3 hours + carboplatin (AUC=6) IV 1 hour Day 1 CE: Etoposide 100 mg/m2 IV 2 hours Days 1-3 + Carboplatin (AUC=5) IV 1 hours Day 1 Topotecan 1.5 mg/m2 IV 30 min Days 1-5 Erlotinib 150 mg QD, Days 1–21 Endpoints: Safety: MTD, DLTs, PK, PD, Tumor Response 21-day cycles 10 Final Results accepted for Poster Presentation at ASCO, June 3-7, 2011 SuperGen, Inc.

Amuvatinib Study02: Efficacy Signal in Small Cell Lung Cancer (SLCL) and NE Patients 207 NE ≥ 20% growth (PD) Stable Disease (SD) > 30% shrinkage (PR) SuperGen, Inc. 11

Small Cell Lung Cancer Patient 202: Extensive stage SCLC with liver mets Heavily previously treated (5 prior regimens): No Response Cisplatin Etoposide x 2 (PD) Carboplatin Etoposide x 3 (SD) Cisplatin Irinotecan x 1 (NE) Carboplatin Taxol Sorafenib x 4 (SD) Genasense x 1 (NE) Amuvatinib + Carboplatin Etoposide X8: Good PR (61% tumor reduction) Cycle 6 RECIST Baseline = 67 Cycle 2 = 35 Cycle 6 = 23* *61% reduction Baseline Cycle 2 12 SuperGen, Inc.

Neuroendocrine Tumor Patient 102 with Extensive liver metastases Two Prior regimens: No Response Carboplatin+Etoposidex4 (SD) Topotecanx2 (PD) Baseline Cycle 2 Cycle 6 RECIST 240 168 40% ↓ Δ from BL -- 30% 86% Treated with: Amuvatinib + Carboplatin Taxol x7: Excellent PR (86% tumor reduction) 13 SuperGen, Inc.

In vivo Efficacy of MP470 + Etoposide in SCLC NCI-H146 xenografts 14 SuperGen, Inc.

DNA Double-strand break repair SuperGen, Inc. 15 Annunziata and O’Shaughnessy. Clin Cancer Res 2010, 16:4517

DNA Repair Suppression Interstrand Crosslink Double Strand Break DNA Repair Cell Death --Platinum-Etoposide RAD51 SuperGen, Inc. 16

573 574 614 551 555 600 567 572 610 1356 1491 1526 0 2 4 6 8 10 12 14 53BP1 Foci/ 100 um2 area Baseline specimen/Pre-treatment specimen Cycle 1, Day 2 specimen (only chemotherapy) Cycle 2, Day 2 specimen (MP470+ Chemotherapy) SUBJECT # 109 206 511 116 * * * 53BP1 DNA damage foci induced in skin biopsies after Amuvatinib and SOC PR SD PR PR PR=Partial Response SD=Stable Disease SuperGen, Inc. 17

Baseline specimen/Pre-treatment specimen Cycle 1, Day 2 specimen (only chemotherapy) Cycle 2, Day 2 specimen (MP470+ Chemotherapy) 573 574 614 551 555 600 567 572 610 1356 1491 1526 0 200 400 600 800 Rad51 fluorescence intensity/ Epidermal Area (um2) SUBJECT # 109 206 511 116 * * Effect of MP470 on Rad51 in skin biopsies PR SD PR PR PR=Partial Response SD=Stable Disease SuperGen, Inc. 18

GO Decision to SCLC cPOC Why SCLC: 15% of all Lung Cancer cases 25,000 to 35,000 new cases/year in US alone for the past decade High Unmet Clinical Need Standard systemic therapy unchanged for 2 decades (Platinum-Etoposide) No new 2nd line systemic therapy approved in more than a decade (Toptecan, FDA approved 1998) Few Current investigational agents (non-overlapping MOA with amuvatinib) Preclinical and clinical evidence of Amuvatinib synergy with Etoposide/Platinum SuperGen, Inc. 19

Stage 1 N=21 subjects* The study will be terminated following Stage 1 if ≤ 2 responses (CR + PR) are observed. Primary Refractory or P/E resistant SCLC Optimal Simon Two-Stage Design Stage 2 N=29 subjects* ≥ 3 responses (CR + PR) * Parameters: α=10%, β=10%, p0=10% and p1=25% ENDPOINTS Primary: Response rate (CR, PR) Secondary: PFS, and OS Amuvatinib cPOC Phase 2 in SCLC TrEatment of Small Cell lung cancer with Amuvatinib in combination with Platinum Etoposide SuperGen, Inc. 20

SuperGen, Inc. 21 Total of 180 subjects dosed to date with good safety profile Completed two Phase 1 studies in122 cancer patients Well-tolerated both as single agent and in combination with different chemotherapy regimens (e.g. Platinum, Taxol, and Etoposide) No overlapping toxicity with chemotherapy Good efficacy signal in SCLC and Neuroendocrine tumors treated with platinum-based chemotherapy Proof of Concept (cPOC) Phase II trial to start 1H2011 Patients with Small Cell Lung Cancer that are primary refractory or resistant to Platinum/Etoposide therapy – addresses high unmet medical need Study to enroll 21 to 50 patients Ten centers participating Preliminary results expected in 2012 Amuvatinib (MP-470) – Clinical Summary

SuperGen Clinical Update SuperGen, Inc. 22 SGI-110

SGI-110: Background Decitabine is a potent, well-characterized hypomethylating agent. Lacks optimal drug stability: rapidly eliminated in plasma by Cytidine Deaminase (CDA). This limits drug exposure time to cancer cells in vivo. SGI-110 was designed to increase the in vivo efficacy of decitabine by incorporating it into a guanine dinucleotide DNMT1 Target for decitabine activity 23 SuperGen, Inc.

SGI-110 Structure

SuperGen®

- Dinucleotide of Decitabine and Deoxyguanosine



SGI-110
Decitabine
Guanosine

SuperGen, Inc. 24

SGI-110: Differentiated Profile

SuperGen

- Novel second generation hypomethylating agent
- Follow-up to decitabine (Dacogen) franchise
- Convenient, once weekly or daily, subcutaneous dosing
- Low volume formulation (100 mg/ml)
- Decreased clearance by plasma Cytidine Deaminase
- Improved tolerability in preclinical models
- Composition of matter IP granted



NH2
N
N
N
O
HO
O
O
O
P
ONa
O
O
N
NH
N
N
NH2
O
OH

SuperGen, Inc. 25

SGI-110 Improves Stability of Decitabine Increases half-life Improves bioavailability Lowers dose requirement Prevents degradation by CDA Dac+CDA Yoo C B et al. Cancer Res 2007;67:6400-6408 26 SuperGen, Inc.

SGI-110: Better Formulation

SuperGen

- Two-vial kit – "Ready to Reconstitute" product
- Easy reconstitution and solubility
- Designed for SQ injection
- Safe composition: all excipients are *GRAS*
- Very small Injection volume: 100 mg/mL
- Stability: solution stable for 1 month

	SGI-110 Lyophile reconstituted with	
Composition	Water For Injection	Non-aqueous formulation
SGI-110 solubility in diluent	~20 mg/mL	~130 mg/mL
Injection volume, @ 25 mg dose given subcutaneously	> 1 mL	< 1 mL
Stability of reconstituted solution	Unstable, degrades even at refrigerated conditions	Stable for a month in the refrigerator



Two vial kit - SGI-110 powder and diluent



Diluent added to SGI-110 powder to make up to 100 mg/mL solution



Stable solution formed

SuperGen, Inc.
27

SGI-110 vs Decitabine: Methylation in Monkeys 5-Day regimen

SuperGen®


95.0
90.0
85.0
80.0
75.0
70.0
65.0
pretest
day 4
day 8
day 11
day14
day21
day28
DAC IV 1.7 mg/kg qdx5 (Decitabine clinical dose)
SGI-110 SC 1.7 mg/kg qdx5 (42% Decitabine clinical dose)
SGI-110 SC 3 mg/kg qdx5 (75% Decitabine clinical dose)

Similar or better hypomethylation with SGI-110 at lower doses

SuperGen, Inc.
28

SGI-110 vs Decitabine: Hematology in Monkeys 5-Day regimen Less hematological suppression with SGI-110 at lower doses SuperGen, Inc. 29

Sustained Hypomethylation, Less Frequent Administration

SuperGen®

LINE-1 Methylation Results in Monkeys
Once Weekly SQ Regimen on D1, D8, D15 every 28 days



Male Monkey 101
Female Monkey 103
Female Monkey 104
% Methylation
* p < 0.05
100
95
90
85
80
75
Pretest
D4
D8
D11
D15
D22
D29

- Significant decrease ($p<0.05$) in global methylation with once weekly dosing for up to 4 weeks
- Recovery trend 14 days after third dose

SuperGen, Inc. 30

SuperGen, Inc. 31 SGI-110: Development Rationale Hypomethylation is a validated therapeutic modality in MDS Preclinical efficacy similar to or better than decitabine, with improved tolerability More convenient low volume SQ formulation Potential for less frequent administration with once weekly schedule Clinical Data of decitabine suggests activity in elderly AML Data from 485-patient randomized Phase III study to be presented this year Lead indication: intermediate/high risk MDS and elderly AML Other potential applications: solid tumors, immunotherapy

Regimen 1 SC Days 1–5 of a 28-day course Regimen 2 Weekly SC x 3 of a 28-day course Dose Expansion Segment: Treatment naïve MDS and elderly AML (≥ 65 y) will be allowed at the recommended dose and schedule(s) PK Sampling and Correlative Hypomethylation and Gene Expression Studies Escalation to Optimal Biological Effective Dose (BED) OR Maximum Tolerated Dose (MTD) MDS/AML: Ongoing SGI-110 Ph I/II (Study 01) 32 SuperGen, Inc.

Study Design – Unique Features Randomization between 2 schedules Rapid dose escalation based on pharmacokinetics of both SGI-110 and decitabine Dose escalation stops at MTD or Biologically Effective Dose (BED): whichever comes first BED defined based on hypomethylation induction (LINE1) and gene re-expression (P15, miR124) 33 SuperGen, Inc.

Decitabine Activity in Solid Tumors

SuperGen®

Tumor Type	Patient Count	Response Count	Stable Disease Count	Progression Count	PR + SD (%)	Dose and Schedule
Breast	4	0	2	2	50	2.5-20 $mg/m^2/day$, Days1-5, 8-12 q4wks (n=4)
Colorectal	42	0	3	39	7	75 mg/m^2 1h IV 3xday q5wks (n=42)
Female Reproductive organs	35	0	2	33	6	75 mg/m^2 1h IV 3xday q5wks (n=42)
Head and Neck	29	0	5	24	17	2.5-20 $mg/m^2/day$, Days1-5, 8-12 q4wks (n=2) 75 mg/m^2 1h IV 3xday q5wks (n=27)
Lung	32	0	5	27	16	200-660 mg/m^2, 8h IV, q5-6 wks (n=8) 60-90 mg/m^2, 72hIV (n=24)
Melanoma	23	1	5	17	26	2.5-20 $mg/m^2/day$, Days1-5, 8-12 q4wks (n=5) 75 mg/m^2 1h IV 3xday q5wks (n=18)
Prostate	12	0	2	10	17	75 mg/m^2 1h IV 3xday q5wks (n=12)
Renal	17	0	4	13	24	2.5-20 $mg/m^2/day$, Days1-5, 8-12 q4wks (n=3) 75 mg/m^2 1h IV 3xday q5wks (n=14)
Testicular	14	0	0	14	0	60-75mg/m^2, 1h IV 3x/dayq5wks (n=14)
Thymoma	4	1	2	1	75	2.5-20 $mg/m^2/day$, Days1-5, 8-12 q4wks (n=4)
Other	11	0	6	5	55	2.5-20 $mg/m^2/day$, Days1-5, 8-12 q4wks (n=8) 60-90 mg/m^2, 72hIV (n=3)
Overall	**223**	**2**	**36**	**185**	**17**	

Cowan et al. 2010

SuperGen, Inc. 34

Clinical Trial of Decitabine in IUCR0 185 Trial

Epigenetic Modulation in Ovarian Cancer Therapy

Hypothesis: Cisplatin resistance in ovarian cancer is associated with aberrant methylation of tumor suppressor genes → Epigenetic "re-setting" using low dose DAC to re-sensitize recurrent ovarian tumors to carboplatin: Phase I-II trial testing decitabine in combination with carboplatin

Key Eligibility: Recurrent or persistent epithelial OC or PPC; Measurable disease (CA-125 2X ULN; Prior cytotoxic therapy: at least 1 platinum-based regimen, PFI < 6 months, no limits on prior cytotoxic or non-cytotoxic regimens; ECOG PS 0-1


Low dose decitabine
10-20 mg/m2/day i.v.
Carboplatin
AUC 5
D1
D2
D3
D4
D5
D8
D15
Baseline blood draw
(tumor bx optional)
D5 blood draw
D8 blood draw
(tumor biopsy)
D15 blood draw

Assess pharmacodynamic endpoints at D0, D5, D8 and D15
-Blood collection: plasma and PBMC
-Tumor or ascites collection D0 and D8 (Phase I optional, Phase II mandatory)

Courtesy of Ken Nephews, PhD

SuperGen, Inc.
35

Results of decitabine+Carboplatin in Resistant Ovarian Ca Efficacy results promising: 1 CR, 4 patients without PD at 6 months of 10 patients treated 6 months: stable disease in four patients (40%) 9 months: Seven patients are alive; tumor tissue in one patient shrank completely Toxicity profile of the combination is very favorable Combination achieved biological endpoints Courtesy of Ken Nephews, PhD SuperGen, Inc. 36

Courtesy of Ken Nephews, PhD SuperGen, Inc. 37

Solid Tumor Potential: Better Antitumor activity of SGI-110 in Cisplatin-Resistant Ovarian Xenografts Vehicle (PBS, IP, Q7D) Cisplatin (6 mg/kg, IP, BIW) Decitabine (5 mg/kg IP, Q7D)* SGI-110 (12.2 mg/kg IP, Q7D)* equal molar concentration 38 SuperGen, Inc.

SGI-110 potential as Immune Therapy Immunomodulatory activity of SGI-110 investigated in cell lines from 5 cutaneous melanoma 2 mesothelioma 2 renal cell carcinoma 2 sarcoma cell lines Cells were treated with 1 M SGI-110 added every 12 hours for 2 days (4 pulses) treated for 6 days with addition of new drug at day 3 SGI-110 persistently induced the expression of CTA in solid malignancies, through the DNA hypomethylation of their promoter region SGI-110 strongly up-regulated the constitutive levels of CTA expression in solid malignancies of different histotypes SGI-110 up-regulated the expression of HLA class I antigens, HLA-A2 allospecificity and of the co-stimulatory molecule ICAM-1 on cancer cells Phenotypic changes induced by SGI-110 on neoplastic cells significantly (p<0.05) increased their lysis by tumor antigen-specific CTL SuperGen, Inc. 39

SGI-110 Enhances CTA Expression in Melanoma and Sarcoma Cells Melanoma Sarcoma SuperGen, Inc. 40

Next Generation DNMT Inhibitor SGI-110 Summary Intelligent design of a nucleotide for better more stable release of decitabine in vivo Several areas of potential improvement (based on preclinical data): More convenient low volume SQ formulation Less frequent administration Sustained hypomethylation Potential improvement in efficacy and/or safety Potential development in solid tumors Potential development as immunotherapy Clinical Phase I/II trial initiated in MDS/AML 41 SuperGen, Inc.

SuperGen Clinical Update Summary

SuperGen

- Two clinical Programs at the cPOC stage
- Amuvatinib (MP-470) lead indication SCLC: Phase 2 trial in Initiation stage ESCAPE
- SGI-110: Phase 1/2 trial in lead indications MDS/AML ongoing
- Clinical Milestones:
  - Amuvatinib:
    - Start ESCAPE trial in 1H2011
    - ASCO presentation of Amuvatinib Ph1b in June
    - Complete Stage I enrollment of ESCAPE trial in 2H2011
    - Report preliminary results in 2H2012
  - SGI-110:
    - Complete Dose Escalation Stage enrollment in 2H 2011
    - Complete Dose Expansion Stage enrollment in 1H2012
    - Report Preliminary results in 2H2012

SuperGen, Inc. 42

Super Gen®

Michael McCullar, Ph.D., MBA Senior Vice President, Strategy & Operations

Need for innovative R&D Models SuperGen, Inc. 4/12/2011 2

Quartiles 1 2 3 4 28 (2%) 12 (4%) 8 (40%) 6 (54%) IRR = WACC = 9.5% IRR(%) Returns From New Drugs Are Not Sustainable Less than 10% of new drugs yield sustainable returns Costs, speed and late attrition and levers for improvements in R&D returns Adapted from Nature Reviews Drug Discovery SuperGen, Inc. 4/12/2011 3

R&D Innovations Significant innovations are necessary to address the challenges facing the industry Innovations are expected to come from small organizations CLIMB platform was developed to address challenges facing pharmaceutical R&D Extensive use of modeling to improve speed and efficiency in drug discovery SuperGen, Inc. 4/12/2011 4

R&D Innovations Improving effectiveness of drug discovery is not enough to address the challenges facing the industry Clinical development is significantly more resource intensive than discovery Translational approaches to link discovery and clinical development have the potential to significantly reduce attrition and accelerate the time it takes to reach proof of concept SuperGen, Inc. 4/12/2011 5

CLIMB Innovations Expanding CLIMB to include bioinformatics from a panel of tumor cell lines Match the drug to the right patients Potential to reduce attrition, costs and timeline to demonstrate clinical proof of concept Potential to reduce need for exploratory clinical trials Reduce the need for random signal searching in clinical trials SuperGen, Inc. 4/12/2011 6

HIGH LOW LOW HIGH Tumor Prevalence and Unmet Need SuperGen, Inc. 4/12/2011 7

Characterize molecular profile Chromatin and epigenetic marks Evaluate targeted combinations Tumor Panel Characterization SuperGen, Inc. 4/12/2011 8

Primary Screening Library (PSL) Unique library of 5,000 fragments Designed to validate computational models and serve as high affinity starting points for novel drugs Fragments from PSL that are predicted to be active are quickly screened and the results are used to validate models SuperGen, Inc. Active Site Active Site Fragment Fragment Predicted to be active Predicted not to be active 4/12/2011 9

CLIMB Computational Fragment Screening Fragments are an important advancement in drug discovery Fragments are more amenable to computational screening than “drug-size” compounds Smaller molecules are less complex and easier to model Lower complexity of fragments enables models to be more accurate and predictive Identify fragments that serve as molecular anchors SuperGen, Inc. 4/12/2011 10

Binding Affinity Low High Target Protein PSL Fragment CLIMB Computational Fragment Screening SuperGen, Inc. 4/12/2011 11

Target Protein Binding Affinity Low High CLIMB Computational Fragment Screening SuperGen, Inc. 4/12/2011 12

CLIMB Focused in Three Strategic Areas SuperGen, Inc. Epigenetics Cancer Cell Metabolism Signal Transduction 4/12/2011 13

April 12, 2011

PIM Target PIM kinases (PIM-1, -2 and -3) are constitutively active serine/threonine-specific kinases Expression of PIM kinases occur in multiple cancer indications and correlate with poor prognosis: leukemia/lymphoma (Mantle cell, DLBCL, AML), prostate (perineural invasion), gastric, pancreatic, bladder and head & neck PIMs are proto-oncogenic and over-expression leads to tumorigenicity PIMs function by inhibiting apoptosis in MYC-driven tumors, promoting tumor cell survival and proliferation, and inducing genomic instability 4/12/2011 SuperGen, Inc. 2

PIM Inhibitor 4/12/2011 SuperGen, Inc. 3 Inhibitor of PIM-family kinases Inhibitor dose-dependently blocks PIM functions in AML cell line

New Inhibitor Series 4/12/2011 SuperGen, Inc. 4 Compound MOLM-13 EC50 (nM) MV-4-11 EC50 (nM) 9287 13.3 10.8 9262 65.8 35.2 9281 89.2 93.1 9398 109.2 124.2 8998 111.7 90.3 9412 149.7 94.9 9334 300.4 212.7 9001 325.4 235.2 EC50 In vitro evaluation of new compounds in potency assays PIM-1/PIM-2 specific PIM-1 specific Biochemical Screening IC50 (nM) AML cell lines Compounds PIM-3 Screening 0.1 1 10 100 1000 10000 0 50 100 150 Concentration nM % Cell Survival

4/12/2011 SuperGen, Inc. 5 Multi-cancer Cell Panel Screening Cell line Cancer type EC50 range (uM) MV-4-11 AML <0.5 MOLM-13 AML <0.5 KG-1 AML 0.5 - 2 Kasumi-1 AML 0.5 - 2 MOLT-4 ALL 0.5 - 2 Jurkat TCL 0.5 - 2 HT-29 Colon 0.5 - 2 SW48 Colon 0.5 - 2 Hs578T Breast 0.5 - 2 SK-MEL-28 Melanoma 0.5 - 2 K562 CML >2 Current cell panel includes >175 cell lines amongst 22 different cancer types Screening for effects on tumor cell growth identified multiple cancer types sensitive to PIM inhibition Compound 8998 evaluation

New PIM Inhibitors 4/12/2011 SuperGen, Inc. 6 Target SGI-1776 IC50 (nM) PIM-1 7 PIM-2 363 PIM-3 69 Flt-3 44 HERG 1000 Target SGI-9001 IC50 (nM) PIM-1 16 PIM-2 331 PIM-3 >1000 Flt-3 >1000 HERG >10,000 New SAR New chemical synthesis lead to improvements in selectivity and HERG Efficacy maintained following reduction of PIM-3 and Flt-3 activity MV-4-11 AML model (subcutaneous)

Future Plans

SuperGen

- Array synthesis of new chemical entities completed:
  - PIM-1 inhibitors
  - PIM-1/PIM-2 inhibitors
  - PIM-3 evaluation underway
- Screen for potency in multiple assays:
  - Long retention kinetics (Koff)
  - Selectivity
  - Cell panel screening to facilitate identification of additional solid tumor models
- Knockdown versus over-expression of individual PIMs to confirm phenocopy and PIM-specific activity of inhibitors
- Evaluate combinations with existing therapies to identify synergies in solid tumor models
- Track biomarkers in xenograft studies: pBad, p4EBP1, pAMPK
- Explore new cores for further backups

4/12/2011 SuperGen, Inc. 7

Timeline 4/12/2011 SuperGen, Inc. 8 2011 2Q Evaluate new compound series for in vitro efficacy, and evaluate selected compounds in AML tumor models in vivo 3Q Identify combination effects in vitro with existing therapeutics; Identify solid tumor in vivo models from in vitro validation efforts, and initiate evaluation of selected compounds 4Q Select final two compounds for head-to-head comparisons in both AML and solid tumor models in vivo 2012 1Q Select clinical candidate compound; evaluate in solid tumor models ± combinations 2Q Initiate IND enabling studies (toxicology, PK/PD); complete preclinical evaluations 3Q Complete IND enabling studies; Clinical development plans 4Q File IND

April 12, 2011

AXL Target

SuperGen

- Receptor tyrosine kinase (RTK) of TAM family, including members Mer and Tyro3/Sky
- Expressed in multiple cancer indications: colon, lung, breast, ovarian, pancreatic, GBM, liver, etc.
- Expression correlates with poor prognosis and metastasis in patients
- AXL knockout mouse is viable and fertile
- Over-expression of AXL is transforming
- AXL knockdown by RNAi reduces tumor cell viability and invasion and inhibits angiogenesis
- AXL interaction with its ligand Gas6 leads to:
  - AXL dimerization, activation and autophosphorylation
  - Phosphorylation of PI3K, Akt, S6K, Src, ERK, p38, STAT3, NF-kB
  - Stimulation of tumor cell growth, survival, invasion and angiogenesis
- AXL extracellular domain is cleaved, binds to ligand, and may regulate AXL functions


Gas6/protein S
TAM receptor
PI3 kinase
SOS
Grb2
P
Grb2
PI3 kinase
Active ERK1/2
Active AKT
NF-κB
Cell proliferation
Cell survival

4/12/2011 SuperGen, Inc. 10

phospho-Axl total Axl AXL Inhibitors 4/12/2011 SuperGen, Inc. Inhibitor AXL + Gas6 Inhibitor of TAM-family kinases Inhibitor blocks ligand-induced AXL activation 11 SGI-7079 IC50 (nM) Kinase AXL 58.3 MER 43.6 Tyro3/SKY 56.1 Kinase Ki (nM) AXL 5.7 MER 1.1

Multi-cancer Cell Panel Screening 4/12/2011 SuperGen, Inc. 12 Current cell panel includes >175 cell lines amongst 22 different cancer types Screening for effects on tumor cell viability identified multiple cancer types sensitive to AXL inhibition Kidney Melanoma Melanoma Lung Endometrial Pancreatic EC50 (nM)

Multi-cancer Cell Panel Screening 4/12/2011 SuperGen, Inc. 13 Current panel includes >175 cell lines amongst 22 different cancer types Multiple genotypes enable selection of sensitive models within a specific cancer type Lung cancer cell lines ( ) EC50 (nM)

4/12/2011 AXL Inhibitor Anti-tumor Efficacy 200 mg/kg SGI-7079 Vehicle A549 NSCLC Model MDA-MB-231 Breast Cancer Model 14 SuperGen, Inc. MDA-MB-231 Orthotopic Metastasis Model (bioluminescent imaging)

Pharmacodynamic Effect of AXL Inhibitors 4/12/2011 SuperGen, Inc. 15 MDA-MB-231 orthotopic breast cancer xenograft model PD biomarkers phospho-AXL (pAXL) and soluble cleaved AXL (sAXL) pAXL in Tumor Lysates sAXL in Mouse Serum Both pAXL and sAXL were reduced following treatment with AXL inhibitors, correlating with anti-tumor efficacy

Future Plans 4/12/2011 SuperGen, Inc. 16 Progress new leads with high degree of selectivity, including TAM family RTKs Screen for potency in multiple assays: Long retention kinetics (Koff) AXL-driven cell-based assays Advance new leads in multiple cancer models to identify clinical applications Establish effects in both primary tumors and metastases Identify combinations with existing therapies for potential synergies

Timeline 4/12/2011 SuperGen, Inc. 17 2011 2Q Identify new leads with potency and significant selectivity; evaluate new compound series for in vitro efficacy 3Q Initiate evaluation of new leads in solid tumor models in vivo; evaluate combinations with existing therapies in vitro 4Q Select final two compounds for head-to-head comparisons in multiple solid tumor models in vivo

Analyst Day 2011

© Astex Therapeutics Limited 1 Corporate Overview Harren Jhoti CEO

Astex is the world leader in fragment-based drug discovery - the most important advance in discovery chemistry in the last 20 years Dramatically improved success in lead discovery Drug candidates avoid ‘molecular obesity’ problem Technology applicable to multiple therapeutic areas ‘HTS-Intractable’ targets including allosteric inhibition Proven platform validated by top-tier Pharma Successful pharma partnerships (>>$1 billion “Bioworld $”) A sustainable pipeline of 5 clinical stage programmes 2 © Astex Therapeutics Limited A Revolution in Discovery Chemistry

3 © Astex Therapeutics Limited World Class Science & Location Based in Cambridge (UK) – Europe’s leading biotech cluster 84 people (more than 60% PhDs) in 36,000 sq. ft. purpose built facility Close to world-leading clinical oncology, translational research and basic research centres World leading scientists Published in leading journals e.g. Nature, Science, J. Med. Chem. Referee comment: “The authors are arguably the world leaders in the area of fragment-based drug design” Astex had 3 out of the 10 most cited publications in J. Med. Chem. in 2007

Astex 2011

Industry-leading platform

- Current internal focus - oncology and virology. Applicable to multiple therapeutic areas
- Sixth generation of Pyramid™ platform designed to address protein-protein interactions and HTS-intractable targets

Seven Pyramid™ derived drugs in development

AT13387	Phase II	Hsp90 inhibitor – oncology	
AT7519	Phase II	CDK inhibitor – oncology	NOVARTIS*
AT9283	Phase II	Aurora/Jak2 inhibitor – oncology	
LEE011	Phase I	CDK4 inhibitor – oncology	NOVARTIS
AZD5363	Phase I	PKB/Akt inhibitor - oncology	AstraZeneca
AT13148	Preclinical	AGC kinase inhibitor - oncology	
AZDyyyy	Candidate	BACE inhibitor – Alzheimer's disease	AstraZeneca

Multiple strategic alliances with pharmaceutical partners

- >>$1 billion ("BioWorld $") in funding, fees and milestones
- Significant royalties and retained rights

gsk GlaxoSmithKline · janssen · NOVARTIS · AstraZeneca

astex therapeutics

* Novartis have an option to AT7519

© Astex Therapeutics Limited 4

Management & Board

Senior Management

Harren Jhoti (ex-GlaxoWellcome)	CEO & Founder
Martin Buckland (ex-Elan)	CBO
Neil Thompson (ex-GSK)	SVP Biology
David Rees (ex-AstraZeneca)	SVP Medicinal Chemistry
Lyn Leaper (ex-Janssen)	SVP Intellectual Property
John Lyons (ex-Onyx)	VP Translational Research & Development
Jeff Yon (ex-Janssen)	VP Structural Biology
Chris Murray (ex-Protherics)	VP Discovery Technology
Glyn Williams (ex-Roche)	VP Biophysics
Neil Jones	VP Finance and Administration

Board

Peter Fellner (ex-Celltech) Chairman	**Stephen Bunting** (Abingworth)	**Harren Jhoti** CEO & Founder
Prof. Sir Tom Blundell FRS (Founder)	**Ned Olivier** (Oxford Bioscience)	**Martin Buckland** CBO
Ismail Kola (UCB, ex-Schering Plough)	**Patrick Van Beneden** (GIMV)	
Peter Ringrose (ex BMS & Pfizer)	**Amos Goren** (Apax)	

astex therapeutics
© Astex Therapeutics Limited 5

Clinical & Scientific Advisors

Science Advisory Board

Prof Sir Tom Blundell PhD FRS (Co-Founder)	**University of Cambridge, UK**
Prof Chris Abell PhD (Co-Founder)	**University of Cambridge, UK**
Simon Campbell PhD, FRS	**Ex-Pfizer, RSC President**
Harren Jhoti PhD (Co-Founder)	**Astex, Founder, CEO**
Barry Furr OBE BSc MA (Cantab) FMedSci	**Ex-AstraZeneca**
Prof Steven Ley PhD FRS	**University of Cambridge, UK**
Prof Herbie Newell PhD	**NICR, Newcastle, UK**
Prof Robert Stroud PhD	**UCSF, USA**
Prof Ashok Venkitaraman MB PhD FMedSci	**University of Cambridge, UK**

Clinical Consultants

Prof Alan Boyd BSc MB ChB FFPM	**Boyd Consultants**
Prof Hilary Calvert MD FRCP FMedSci	**UCL Cancer Institute, UK**
Prof Stan Kaye MD FRCP FRSE FMedSci	**Royal Marsden Hospital, UK**
Prof Ian Judson MA MB BChir MD FRCP	**Royal Marsden Hospital, UK**
Prof Hagop Kantarjian MD PhD	**MD Anderson Cancer Center, USA**
Daruka Mahadevan MD PhD	**Arizona Cancer Center, USA**
Prof Lesley Seymour MD PhD FCP(SA) FRCPC	**Queens University, Canada**

astex therapeutics

© Astex Therapeutics Limited
6

Astex Pipeline

Compound Name/ Mechanism	Pyramid™	Preclinical	Phase I	Phase II	Partner
AT13387 - Hsp90 inhibitor			Solid tumours (GIST)		
AT7519 - CDK inhibitor*			Solid tumours Leukemias (MM)		
AT9283 - Aurora/Jak2 inhibitor			Solid tumours Leukemias (MM) Paediatric tumours		
AT13148 - AGC kinase inhibitor					
Oncology targets - XIAP/cIAP					
Anti-viral - HCV - Allosteric NS3 inhibitor					
Anti-viral - HIV - RNaseH inhibitor					
Oncology targets - MetAP2					
Oncology targets - Tumour cell metabolism					

astex therapeutics

* Novartis have an option to AT7519

© Astex Therapeutics Limited
7

Partnering With The Leaders

GSK GlaxoSmithKline

November 2009
Drug discovery, development & commercialisation collaboration – multiple targets

- Top line deal value >£300m
- Upfront and equity £20m
- Non-clinical near term milestones ~£37m
- Royalties

Janssen PHARMACEUTICAL COMPANIES OF Johnson & Johnson

June 2008
Drug discovery, development & commercialisation collaboration – FGFR inhibitors and two other cancer targets

- Top line deal value >£270m
- Upfront, equity and initial research funding £18.7m
- Royalties
- US co-promote

NOVARTIS

December 2005
Drug discovery, development & commercialisation collaboration – CDK inhibitors for cancer

- Top line deal value £290m
- Upfront and equity £15m
- R&D funding, milestones, royalties

CDK4
- LEE011 – Phase I

AstraZeneca

Drug discovery, development & commercialisation collaborations
July 2005 - PKB/Akt inhibitors for cancer
March 2003 – BACE inhibitors for Alzheimer's

PKB/Akt
- Top line deal value £150m
- AZD5363 – Phase I

BACE
- Candidate selected – Oct 2010

astex therapeutics

© Astex Therapeutics Limited 8

Partnered Pipeline

Compound Name/ Mechanism	Pyramid™	Preclinical	Phase I	Phase II	Partner
Astex discovery activities complete					
LEE011 - CDK4 inhibitor - Oncology			Phase 1		NOVARTIS
AZD5363 - PKB/Akt inhibitor - Oncology			Phase 1		AstraZeneca
FGFR inhibitor - Oncology			Progress confidential		Janssen
AZDyyyy – Beta secretase inhibitor – Alzheimer's			Candidate selected		AstraZeneca
Astex discovery activities ongoing					
Partner targets - Oncology		Multiple discovery milestones achieved			Janssen
Partner targets – Multiple therapeutic areas		Multiple discovery milestones achieved			gsk GlaxoSmithKline

astex therapeutics

© Astex Therapeutics Limited 9

2010 Achievements

✓ Progressed partnership programmes through key inflection points
- Novartis - CDK4 inhibitor (LEE011) in Phase 1
- AstraZeneca - Candidates selected for PKB inhibitor & BACE inhibitor programmes
- Janssen - FGFr and discovery programmes - multiple research milestones achieved
- GSK - Multiple research milestones achieved

✓ Progressed internal pipeline
- Moving AT13387, AT7519 and AT9283 into Phase II development
- Commenced first study of AT13387 under NCI CRADA

✓ Established key partnerships with not-for-profit groups (value >>£10m)
- NCI CRADA - AT13387
- Multiple Myeloma Research Foundation - AT7519
- NCIC Clinical Trials Group - AT7519 and AT9283
- Cancer Research UK - AT9283 and AT13148
- Wellcome Trust - HCV allosteric NS3 inhibitor

✓ Communicated progress on clinical candidates
- Multiple presentations at AACR, ASCO, ASH, EORTC

astex therapeutics

© Astex Therapeutics Limited
10

Financing

- Well financed by leading life science investors
  - Raised £80m equity in three rounds from VCs and Corporates:
    - Abingworth, Oxford, Apax, GIMV, Advent International, Alta
    - Bayer-Schering, Novartis, Johnson & Johnson Development Corporation, Wellcome Trust, GSK
  - £7.5m venture debt facility (Oxford Finance & GE) – paid down
- Over £65m cash generated in revenues from collaborations
  - Strong track-record of generating revenues from milestones (~£5m pa)
- Cash at end 2010 ~ £17.2m
  - Net burn rate ~ £10m pa
  - ~2 years cash with anticipated milestones during 2011/2012 astex therapeutics

© Astex Therapeutics Limited 11

12 © Astex Therapeutics Limited Size Matters Drug candidates fail for many reasons Chemical properties correlate with attrition in clinical trials Molecular size and lipid solubility are key properties 1990s Lipinski’s “Rule-of-5” for drugs (1990s) MW > 500 implies poor absorption and bioavailability NB: there are exceptions, eg natural products Murray and Rees, Nature Chemistry (2009) 1, 187 Leeson and Springthorpe, Nature Rev Drug Disc (2007), 6, 881 290 310 330 350 370 390 410 430 Phase 1 Phase 2 Phase 3 Prereg Marketed

13 © Astex Therapeutics Limited Molecular Obesity Pharma companies with >200 records in Prous Averaged from 2001 -2009 Astex data for Astex-derived patents only Oral drug data taken from Leeson and Springthorpe

Advantages of Fragment-Based Discovery

Conventional (HTS) drug discovery – Pharma



Typical HTS Hit
(MW 300 – 500)

Inefficient binding
Moderate potency



HTS-derived Lead
(MW >500)

Inefficient binding
High potency

Fragment based drug discovery – Astex



Typical Fragment Hit
(MW 150 – 250)

Efficient binding
Low potency



Fragment-derived Lead
(MW <500)

Efficient binding
High potency

© Astex Therapeutics Limited 14

The Astex Pyramid™ Approach

FRAGMENT SELECTION



Astex Proprietary Fragment Library



Targeted & Virtual Screening Fragment Sets

Astex Rule of 3™

INTEGRATED BIOPHYSICAL SCREENING


X-Ray
Tm
NMR
ITC

Astex PYRAMID™ Screening

STRUCTURE-LED OPTIMISATION



Fragment-to-Candidate Chemistry

astex therapeutics
© Astex Therapeutics Limited 15

Optimising Selectivity and Drug-Like Properties

Example 1 - PKB (Akt) versus PKA

- Active site sequence identity = 79%
- Multiple series from Pyramid™ with >100 fold selectivity
- PKA and PKB structures available to drive optimization

Astex proprietary design tools to help obtain selectivity (PLI+)



Blue - identical residue
Red - residue difference

Example 2 – FGFR isoforms versus VEGFR2

- Active sequence identity = 73%
- Aim to avoid toxicities associated with VEGFR2 inhibition
- Pyramid™ generated 5 selective series (100 fold)
- FGFR1 and VEGFR2 structures available to drive optimisation



Blue - identical residue
Red - residue difference

Example 3 - Selective CDK isoform inhibitor

- Active site sequence identity = 72%
- Multiple novel chemotypes from Pyramid™
- 1000 fold selectivity over CDK1/2



Blue - identical residue
Red - residue difference

Example 4 - Reduce hERG Interaction

- Aim to avoid cardiovascular toxicities associated with hERG channel inhibition
- hERG QSAR and Astex hERG pharmacophore structure modelling to drive optimisation



Blue sphere:	*positive charge pharmacophore point*
Green spheres:	*aromatic/ hydrophobic pharmacophore points*
Green shapes:	*sterically allowed areas*
Yellow shapes:	*sterically disallowed areas*

astex therapeutics

© Astex Therapeutics Limited
16

Fragments and Allosteric Pockets

Example 1 – Kinase 'deep pocket'

- Tyrosine kinase, novel structure
- Fragment binding in DFG site

Opportunity to optimise outside ATP site


ATP site

Example 2 – HCV NS3 protease/helicase

- Allosteric site in full-length NS3
- Potential for activity *vs* major drug resistant forms of NS3 protease
- Potential for more friendly dosing schedules



Example 3 – AMP activated kinase

- AMPK activating γ-subunit structure solved
- Fragment soaking at allosteric effector site



Example 4 – Cyclase allosteric site

- Novel structure- identified natural effector site
- Fragments optimised to potent inhibitors of cyclase activity
- mM hit → ~100nM in ~30 compounds


nucleotide site
allosteric site

Day et al, (2007) Acta Cryst D63, 587-593

© Astex Therapeutics Limited
17

18 © Astex Therapeutics Limited Astex Recognition

1 © Astex Therapeutics Limited Corporate Development Martin Buckland CBO

2 © Astex Therapeutics Limited Astex – Corporate Development Strategy Build reputation through series of high value corporate partnerships Use partnerships to fund near-term operations and generate valuable future milestone & royalty streams Selectively retain US co-commercialisation options Access specialist expertise and insights into target biology through relationships with academic groups Pursue relationships with not-for-profit organisations to help progress programmes non-dilutively plus access KOLs

3 © Astex Therapeutics Limited Nearly Half of Astex’s Funding Has Come From Non-Equity Sources Total cash received to date ~ £158m

Partnering With The Leaders

GSK GlaxoSmithKline

November 2009
Drug discovery, development & commercialisation collaboration – multiple targets

- Top line deal value >£300m
- Upfront and equity £20m
- Non-clinical near term milestones ~£37m
- Royalties

Janssen PHARMACEUTICAL COMPANIES OF Johnson & Johnson

June 2008
Drug discovery, development & commercialisation collaboration – FGFR inhibitors and two other cancer targets

- Top line deal value >£270m
- Upfront, equity and initial research funding £18.7m
- Royalties
- US co-promote

NOVARTIS

December 2005
Drug discovery, development & commercialisation collaboration – CDK inhibitors for cancer

- Top line deal value £290m
- Upfront and equity £15m
- R&D funding, milestones, royalties

CDK4
- LEE011 – Phase I

AstraZeneca

Drug discovery, development & commercialisation collaborations
July 2005 - PKB/Akt inhibitors for cancer
March 2003 – BACE inhibitors for Alzheimer's

PKB/Akt
- Top line deal value £150m
- AZD5363 – Phase I

BACE
- Candidate selected – Oct 2010

astex therapeutics

Royalties typically in mid single digit to upper teens range

© Astex Therapeutics Limited 4

Astex – Novartis - CDK4/6 Collaboration

- Astex – Novartis drug discovery collaboration
  - Dec 2005 – Dec 2008
- Astex output
  - X-ray crystal structure of human CDK4
  - Lead discovery and lead optimisation chemistry
- Novartis selected development compound
  - LEE011 – orally active selective CDK4/6 inhibitor
- Phase 1 clinical study started Jan 2011
  - Milestone payment to Astex
- Novartis responsible for clinical development & commercialisation
- Future development & regulatory milestones plus royalties


Growth-Factor Receptor
Tumor cell membrane
PI3K
PTEN
AKT
LEE011
RAS
RAF
mTOR
MEK
ERK
D-cyclin
p16
CDK4/6
pRb
E2F
CELL CYCLE ARREST

astex therapeutics
© Astex Therapeutics Limited 5

Astex – AstraZeneca – PKB Collaboration

- July 2005 – built on earlier (Feb 2003) collaboration with ICR/CRT
- AstraZeneca
  - Collaboration with Astex - Pyramid™ chemical lead series
  - Clinical Development Candidate, AZD5363 selected January 2010 and started Phase I January 2011 - significant milestone payment
  - AstraZeneca respopnsible for clinical development & commercialisation
  - Future milestones & royalties
- AT13148
  - Potent inhibitor of AGC kinases PKB, ROCK II and PKA
  - Different chemical series to AZD5363
  - Being prepared for clinical trials – 2H 2011
  - All rights reside with Astex
- Both offer potential for multiple combinations with other anti-cancer agents

astex therapeutics | The Institute of Cancer Research | Cancer Research Technology | AstraZeneca

© Astex Therapeutics Limited 6

7 © Astex Therapeutics Limited Astex – GSK Collaboration Commenced November 2009 Aim Identify development candidates for GSK in multiple therapeutic areas Targets chosen from GSK long list by joint project teams Astex - fragment based drug discovery expertise and resource – delivery of lead series GSK - resource and expertise for lead optimisation, preclinical & clinical development and commercialisation Multiple discovery stage milestones achieved in 1st year Future development & regulatory milestones plus royalties

8 © Astex Therapeutics Limited Astex - J&J Collaboration Commenced June 2008 Aims Identification of selective fibroblast growth factor receptor (FGFR) antagonists Delivery of lead series for two additional oncology targets Complement output from HTS at Janssen FGFR programme builds on earlier collaboration with University of Newcastle Upon Tyne and Cancer Research Technology Astex output X-ray crystal structures of targets and anti-targets Lead discovery and lead optimisation chemistry Janssen responsible for preclinical and clinical development & commercialisation Future development & regulatory milestones plus royalties

Astex – AstraZeneca - BACE Collaboration

- Commenced February 2003
- Beta-Secretase (BACE) is an Asp protease
  - Difficult to identify orally bioavailable small molecule inhibitors
- Multiple prior HTS campaigns at AstraZeneca had failed to identify suitable starting points
- Astex successfully identified multiple lead series
- AstraZeneca responsible for lead optimisation, preclinical & clinical development & commercialisation
- Clinical Development Candidate selected by AstraZeneca (October 2010)
- Future development & regulatory milestones plus royalties



AstraZeneca

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10 © Astex Therapeutics Limited Partnership Milestones Historically, Astex has achieved multiple milestones from its partnerships with GlaxoSmithKline, Johnson and Johnson, Novartis and AstraZeneca: 2009: £4M 2010: £4.6M 2011: £4.3M (to date) Estimated potential gross milestones: 2011: £10.8M 2012: £15.7M 2013: £19.8M Financial position: Total operating cash of £17.2M at 31st December 2010

11 © Astex Therapeutics Limited Relationships With Not-For-Profit Institutions NCI CRADA AT13387 – Multiple single agent and combination Phase I and Phase II trials Multiple Myeloma Research Foundation AT7519 – Phase II study in combination with bortezomib in patients with refractory multiple myeloma NCIC Clinical Trials Group AT7519 – Phase I study in patients with advanced solid tumours (complete) AT7519 – Phase II studies in patients with CLL and mantle cell lymphoma AT9283 – Phase I study in patients with advanced solid tumours (complete) AT9283 – Phase II study in patients with refractory multiple myeloma Cancer Research UK AT13148 – Complete preclinical development & conduct first-in-man study AT9283 – Conduct studies in paediatric patients with solid tumours and leukemias Wellcome Trust – Seeding Drug Discovery programme Support for HCV allosteric NS3 inhibitor programme

12 © Astex Therapeutics Limited Multiple Opportunities for Monetization of Programmes Clinical stage assets: AT13387, AT9283 Novartis option to AT7519 Preclinical stage assets: AT13148 Earlier stage programmes: IAP, HCV NS3, MetAP2 etc New drug discovery partnerships

R&D Update Harren Jhoti, CEO Alan Boyd, Acting-CMO 1

Astex Pipeline

Compound Name/ Mechanism	Pyramid™	Preclinical	Phase I	Phase II	Partner
AT13387 - Hsp90 inhibitor			Solid tumours (GIST)		
AT7519 - CDK inhibitor*			Solid tumours Leukemias (MM)		
AT9283 - Aurora/Jak2 inhibitor			Solid tumours Leukemias (MM) Paediatric tumours		
AT13148 - AGC kinase inhibitor					
Oncology targets - XIAP/cIAP					
Anti-viral - HCV - Allosteric NS3 inhibitor					
Anti-viral - HIV - RNaseH inhibitor					
Oncology targets - MetAP2					
Oncology targets - Tumour cell metabolism					

* Novartis have an option to AT7519

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3 © Astex Therapeutics Limited AT13148 – PKB/AKT Inhibitor Profile Novel potent small molecule inhibitor of AGC kinases AKT (PKB), p70S6K, ROCK II and PKA Inhibits several oncogenic pathways - potential as monotherapy and in combination in the treatment of multiple solid tumours Orally efficacious in mouse anti-tumour model Development Focus IND/CTA filing in 2H2011 Solid tumours Status Co-Development with Cancer Research UK IND enabling studies underway Astex retains all commercial rights

4 © Astex Therapeutics Limited AT13387 - Differentiated Profile of an HSP90 Inhibitor Novel, non-ansamycin, tight binder, potent Hsp90 inhibitor Improved safety profile over compounds in class Most frequent toxicity is manageable gastrointestinal effects Early PET & RECIST responses in GIST patients at higher doses Phase II trial initiated in TKI-resistant GIST patients First combination of TKI and Hsp90 inhibitor in GIST CRADA with NCI for broad development

AT13387 – Rationale in GIST

- HSP90 stabilises oncogenic proteins
  - e.g. c-kit
- GIST is a tumour driven by mutant c-kit
- Multiple c-kit mutations are found in metastases from GIST patients
- Mutant c-kit is a highly sensitive client of Hsp90 regardless of mutation
- AT13387 and imatinib combined will address resistant patients with multiple mutant tumour clones
- PET & RECIST responses with AT13387 in GIST in Phase I trial

A single patient progressing on imatinib will harbour wild type and multiple mutant Kit clones.



sec. mut.
prim. mut.
D820G
V654A
D820G
N822K
N822K
V654A
D820G
N822Y
N822Y

Liegl et al. J Pathol. 2008

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AT13387 - Ongoing and Planned Clinical Trials

- AT13387/0001 – Phase I trial
  - Once and twice weekly dosing schedule explored
- NCI/CRADA – development plans
  - Additional Phase I trial commenced
    - Twice weekly dosing on consecutive days
  - Multiple Phase II studies in breast, lung, myeloma, MPS,
  - Multiple TKI combinations
- AT13387/0002 – Phase II GIST trial imatinib combination
  - Unresectable and/or metastatic GIST
  - 400mg imatinib daily and AT13387 weekly for 3 of 4 weeks
  - Biomarker analyses include PET scans and c-kit sequencing

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7 © Astex Therapeutics Limited AT13387 – Ongoing Phase I Clinical Results to Date Adverse Event # Patients with any Grade AE Transient Diarrhoea 19 Anaemia 19 Fatigue 18 Nausea 14 Visual Changes 12 Vomiting 11 No cardiovascular or hepatic toxicity observed Safety Complete Response 0 Partial Response 1** Stable Disease 13* Progressive Disease 23 Insufficient Data to Date 5 * Includes 1 GIST patient ** GIST Pt with PET/RECIST response Efficacy (Total patients recruited = 42)

8 © Astex Therapeutics Limited AT13387 - Phase I Biomarkers Pre Post Prostate GIST SC Ca of Bladder Tumour Samples Display Hsp70 Induction Twice weekly Once weekly Weekly dosing of AT13387 induces Hsp70 in plasma Induction of Hsp70 in plasma is dose dependent Elevated levels of Hsp70 observed in tumour biopsy samples from patients Hsp70 ELISA results - Greatest fold increase post dose Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5/MTD Cohort 6 0.0 2.5 5.0 7.5 Fold increase

9 © Astex Therapeutics Limited AT13387 - Summary AT13387 is a potent inhibitor of Hsp90 Preclinical data support combining AT13387 with imatinib in GIST preclinical models A Phase I study of AT13387 dosed once weekly has shown PET & RECIST responses in GIST patients at higher doses A broad development plan for AT13387 is ongoing through a CRADA with the NCI

10 © Astex Therapeutics Limited AT7519 – Differentiated Profile of a CDK9 Inhibitor Novel, fragment-derived, targeted inhibitor of CDK9 Potent inhibitor of RNA polymerase II transcription via CDK9 Extended pharmacokinetic half life in humans Biological activity confirmed in patients From AT7519/0001 Phase I at a dose of 28.8mg/m2 Phase II trial in multiple myeloma in combination with bortezomib recruiting Active in preclinical models of MM in vitro and in vivo Phase II trials in CLL & MCL being initiated with NCIC Induces apoptosis in CLL patient samples via transcriptional inhibition

11 © Astex Therapeutics Limited AT7519 - Pro-Apoptotic Action in MM and CLL Data courtesy of Dana Farber Cancer Institute and Arizona Cancer Center AT7519 inhibits RNA polymerase II and causes loss of survival factor Mcl-1 In MM and CLL models Causes tumour cell death as single agent in CLL Bortezomib’s action can be enhanced by combination with CDK9 inhibitor Due to over-expressed survival factors e.g. Mcl-1 Circulating blasts from CLL patient AT7519 combination with bortezomib Oncogene. 2010 29, 2325-36 Mol Cancer Ther. 2010 9, 920-8 RNA pol II S 2 pRb Bcl2 RNA pol II S 5 Beta - Actin Total RNA pol II Cleaved PARP 0 1 0.5 0.3 0.1 0 u M AT7519 6hr exposure Mcl - I Total Rb

AT7519 - Ongoing and Planned Clinical Studies

- Phase I Study solid tumour
  - Twice weekly, two weeks in every three – to block RNA transcription
- Three ongoing/planned Phase II studies exploring RNA transcriptional inhibition
  - AT7519/0004 - Multiple myeloma - ongoing Phase II exploring combination with bortezomib
  - AT7519/IND 193 - Phase II study of AT7519 in CLL
    - Planned Phase II exploring single agent
  - AT7519/IND 194 - Phase II study of AT7519 in relapsed MCL
    - Planned Phase II exploring single agent

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13 © Astex Therapeutics Limited Safety Complete Response 0 Partial Response 0 Stable Disease 9* (median 3.3 months) Progressive Disease 7 Unevaluable 12 Efficacy Adverse Event # Patients with any Grade AE Fatigue 27 Haemoglobin 26 Lymphopenia 25 Nausea 18 Mucositis 16 Anorexia 15 Constipation 13 The most frequent adverse events for 29 patients treated with twice-weekly dosing, 14.4 mg/m2 to 32.4 mg/m2 AT7519 - Phase I Clinical Results * One patient with heavily pre-treated lymphoma completed 10 cycles of therapy

14 © Astex Therapeutics Limited AT7519 - Phase I Biomarkers Pre-infusion Post-infusion PCNA Post-infusion Pre-infusion Ki67 Biomarkers of CDK1 and 2 examined in surrogate tissues Inhibition of CDK dependent up-regulation of PCNA observed in skin biopsies Induction of epithelial apoptosis markers observed in plasma

15 © Astex Therapeutics Limited AT7519 - Summary AT7519 is a potent inhibitor of RNA transcription Preclinical data suggest activity combining with proteasome inhibitors (bortezomib) Identified a safe and tolerated Phase II dose using a twice weekly schedule for two weeks in three A Phase II trial combining AT7519 and bortezomib has been initiated

AT9283 - Differentiated Profile of an Aurora/JAK Inhibitor

- Potent inhibitor of Aurora kinase and JAK
  - Preclinical work to support MM, NHL, MPDs, and AML activity
- Potential for both IV and oral formulations
  - Oral bioavailability of ~30% demonstrated in patients
- Phase I in solid tumours complete
- Phase II multiple myeloma study (NCIC) ongoing

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17 © Astex Therapeutics Limited AT9283 - Combined Aurora/JAK inhibition in MM Aurora is over-expressed in MM and associated with chromosomal instability MM tumours sustained by stromal cells and cytokines via JAK signalling Cell lines with high pSTAT are most sensitive to AT9283 AT9283 prolongs survival of mice with MM xenografts JAK activity of AT9283 is a key differentiating factor from other inhibitors in the class. Data courtesy of Noopur Raje, Dana Farber Cancer Institute AT9283 extends survival of mice with MM1S xenograft MM.1S LR5 OPM1 RPMI U266 INA-6 OPM2 pSTAT3 GAPDH MM cell lines have high pSTAT3 0 10 20 30 40 50 0 50 100 control 45mg/kg days 1,4 Days from the first day of treatment Percent survival

AT9283 - Ongoing and Planned Clinical Studies

- Phase I studies exploring several schedules
  - Preferred schedule - 24hr CIV weekly for two weeks in three in pts with advanced solid malignancies (NCIC)

- Phase II trial in refractory multiple myeloma (regardless of prior treatment)
  - 40 mg/m^2 over 24 hrs, weekly x 2 q3weeks
  - Simon two stage design (15 +15)
  - 2 patients treated on cohort 1

- Ongoing paediatric Phase I (CR-UK) - solid tumours
  - Paediatric leukaemia study planned

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19 © Astex Therapeutics Limited AT9283 - Phase I Clinical Results Adverse Event # Patients with any Grade AE Hemoglobin 31 Fatigue 28 Neutropenia 17 Lymphopenia 24 Nausea or Vomiting 18/8 ALT/AST 13/22 GGT 30 Complete Response 0 Partial Response 1* Stable Disease 4 (median 2.6 months)** Progressive Disease 27 Unevaluable 3 * Patient with squamous carcinoma of the anal canal ** One patient achieved SD >6 months Safety Efficacy The most frequent adverse events for 35 patients treated with weekly dosing, 1.5 - 47 mg/m2

AT9283 - Phase I Biomarkers

- Series of robust markers developed and applied to surrogate tissue (skin) in clinical study
- Inhibition of Aurora B dependent phosphorylation of Histone H3 observed at MTD
  - Associated with upregulation of p53
- Inhibition of JAK2 dependent ERK phosphorylation also observed

Phospho-histone H3

Pre-infusion | During infusion



p53

Pre-infusion | During infusion



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21 © Astex Therapeutics Limited AT9283 - Summary AT9283 is a potent inhibitor of Aurora kinases A and B and Jak AT9283 demonstrates potent activity in multiple myeloma preclinical experiments A Phase I trial administration of 24hr CIV for two weeks in three is safe and tolerated. A Phase II study in refractory multiple myeloma patients has commenced

22 © Astex Therapeutics Limited Conclusion Broad portfolio of novel drug candidates derived from internal discovery platform Strong network of translational and clinical collaborations in Europe, US & Canada (CRUK, NCI, NCIC, MMRF) Clinical and/or biological activity observed in Phase I studies for all three drug candidates Phase II POC studies enabled for all three products

23 © Astex Therapeutics Limited A Revolution in Discovery Chemistry Thank you www.astex-therapeutics.com

Astex Pharmaceuticals Oncology Focused. Financially Strong.

Significantly accelerates SuperGen’s business model Maintain financial strength with existing cash and royalty revenue Five top-tier pharma partnerships with nearly $2 B in potential milestone revenue and future royalties A broader clinical pipeline to develop and monetize Industry-leading discovery platform to sustain future value creation Provides Astex Therapeutics NASDAQ listing Access to clinical and regulatory development expertise Access to capital to optimize the future value of drugs in development 2 Why This Transaction?

3 Compelling Rationale for Merger SuperGen, Inc. NASDAQ-listed oncology company Significant cash reserves and future royalty streams Multiple clinical and preclinical programs Dacogen® royalties from sales in 30 countries Global pharma partnerships and collaborations Strong development and regulatory capability Astex Therapeutics Limited Privately held, Cambridge, UK-based biotech company Top tier VC backed, raised £80M in equity World-leading drug discovery platform, PyramidTM Global pharma partnerships and collaborations Significant milestone & royalty revenue (£65 M to date) Multiple clinical and preclinical programs Astex Pharmaceuticals, Inc. Financially strong global leader in innovative drug discovery, development and commercialization in oncology

Astex Therapeutics shareholders Issued 35% of the total outstanding equity of SuperGen post deal close Receive $25 M of cash upfront Receive $30 M in deferred payments, in stock or cash over 30 months SuperGen would acquire assets and liabilities of Astex Therapeutics Limited The combined entity would change its name to Astex Pharmaceuticals, Inc, a NASDAQ-listed company (ASTX) Definitive agreement announced on April 6, 2011 Anticipated deal closure in July 2011, pending shareholder approval, legal and regulatory review and clearance 4 Proposed Deal Structure

Significant cash, ongoing revenues and potential milestones $120 M+ in cash and cash equivalents post deal closure $52-$55 M in projected 2011 Dacogen® royalty revenue Nearly $2 B in partnered product milestones plus royalties Productive top-tier pharmaceutical partnerships Johnson & Johnson, Eisai, AstraZeneca, Novartis and GlaxoSmithKline Seven drugs in clinical development, four in or entering Phase II, three partnered with large pharmaceutical companies Global leader in innovative small molecule drug discovery Expertise in epigenetic therapeutics and fragment-based drug discovery Experienced management team & board of directors 5 Astex Pharmaceuticals, Inc. – Post Deal Approval July 2011 A Financially Strong, Oncology-Focused Company

6 Astex Pharmaceuticals, Inc. Clinical Pipeline AT13387 – Hsp90 inhibitor (GIST) AT7519 – CDK inhibitor (MM) AT9283 – Aurora/Jak2 inhibitor (MM) Amuvatinib/MP470 (SCLC) SGI110 – DNMT inhibitor (MDS + AML) Dacogen® – Hypomethylator (AML) Phase II Program/Mechanism/Indication Phase I Phase III Marketed Owned/Partnered Dacogen® – Hypomethylator (MDS) LEE011 – CDK4 inhibitor AZD5363 – PKB/Akt inhibitor (oncology)

Astex Pharmaceuticals, Inc.
Partnered & Collaborative Preclinical Programs

Compound Name/ Mechanism	Discovery	Preclinical	Phase I	Phase II	Partner
All Discovery Obligations Completed					
FGFr inhibitor (oncology)				Progress confidential	Janssen
AZDyyyy – Beta-secretase inhibitor (Alzheimer's)				Candidate selected	AstraZeneca
Discovery Obligations Ongoing					
Partner targets (oncology)				Multiple discovery milestones achieved	Janssen
Partner targets (multiple therapeutic areas)				Multiple discovery milestones achieved	GSK GlaxoSmithKline
Epigenetic targets (oncology)					GSK GlaxoSmithKline

astex™

7

8 Partnered With the Leaders June 2008 October 2009 November 2009 Top-line deal value >£300 M Upfront and equity £20 M Non-clinical near-term milestones ~£37 M Royalties Top-line deal value >$375 M Upfront and equity $5 M Near term milestones ~$80 M Royalties Top-line deal value >£270 M Upfront and equity £12.5 M Royalties US co-promote May 2004 July 2005 & March 2003 December 2005 Top-line deal value £290 M Upfront and equity £15 M R&D funding, milestones and royalties LEE011 – Phase I AT7519 (option) – Phase II Top-line deal value £150 M Upfront £2.75 M R&D funding, milestones and royalties Candidates selected PKB/Akt Jan 2010 BACE Mar 2010 Top-line deal value $100 M 20%-30% royalty on global sales Remaining milestones $17.5 M Johnson & Johnson sublicense outside of North America

Historically, Astex has achieved multiple milestones from its partnerships with GlaxoSmithKline, Johnson & Johnson, Novartis and AstraZeneca 2009: £4.0 M 2010: £4.6 M 2011: £4.3 M (through 3/31/11) Estimated potential gross milestones 2011: £10.8 M 2012: £15.7 M 2013: £19.8 M Financial position: Total operating cash of £17.2 M at 12/31/10 Last venture capital-led investment in 2003 9 Astex Partnership Milestones and Financial Position

Revenue-generating partnerships: Eisai and Johnson & Johnson Royalties: $52.5 M in 2010 Royalty Revenue Guidance 2011: Up to $55 M Approved in more than 29 countries outside the United States Phase III elderly AML patient trial outcome reported Randomized AML trial did not statistically achieve the primary endpoint Survival trend and positive additional data observed FDA and EMEA submissions planned for 2011 AML clinical trial in pediatric patients in United States Additional 6 months orphan drug market exclusivity to November 2013 10 Dacogen® for Injection

Announced proposed transaction April 6, 2011 File preliminary stockholders proxy with SEC in April 2011 – Proxy is subject to SEC review and comment Analyst Day for both SuperGen and Astex Therapeutics April 12, 2011 (webcast for live and archived viewing) When cleared by SEC, set record date and file definitive proxy targeted for the end of April 2011 Individual shareholder meetings with management in May Hold annual meeting of SuperGen shareholders in June 2011 Astex Therapeutics to hold special shareholder meeting to approve the transaction in June 2011 If approved by stockholders, target to close transaction in July 2011 11 Tentative Timeline for the Proposed Transaction

12 Executive Management

13 Proposed Board of Directors

AACR Data Presentations (Astex & SuperGen) April 2011 Astex and SuperGen Analyst Day, NY April 2011 AT13387: Initiate Phase 2 Q2 2011 Amuvatinib: Initiate Phase 2 Q2 2011 Amuvatinib Abstract Submitted: ASCO June 2011 SuperGen Annual Shareholders Meeting June 2011 Dacogen®: AML FDA & EMEA Filings 2011 Partnership Development Milestones 2011 14 Upcoming Events

Strong operating cash position with a significant current revenue stream to fund pipeline development with a near-term focus on being at or near cash flow neutral Deep clinical oncology pipeline advancing towards monetization Significant commercial, developmental and discovery partnerships and collaborations to drive future revenue through milestones and royalties NASDAQ-listed company with integrated operations in leading biotech clusters in the United States and the United Kingdom Globally recognized and validated discovery platform 15 Astex Pharmaceuticals Inc. A New Global Leader in Oncology

Astex Pharmaceuticals Oncology Focused. Financially Strong.